Our job is to be the best
Second Quarter 2010

 This presentation contains “forward-looking statements” within the meaning of the federal securities laws. These statements reflect management’s current views with respect to future events and are subject to risk and uncertainties. We note that a variety of factors and uncertainties could cause our actual results to differ significantly from the results discussed in the forward-
looking statements. Factors and uncertainties that might cause such differences include, but are not limited to: general economic, market, or business conditions; the opportunities (or lack thereof) that may be presented to us and that we may pursue; fluctuations in costs and expenses including the costs of raw materials, purchased energy, and freight; changes in interest rates;
demand for new housing; accuracy of accounting assumptions related to impaired assets, pension and postretirement costs, contingency reserves and income taxes; competitive actions by other companies; changes in laws or regulations; our ability to execute certain strategic and business improvement initiatives; the accuracy of certain judgments and estimates concerning the integration of acquired operations; and other factors, many of which are beyond our control.
Except as required by law, we expressly disclaim any obligation to publicly revise any forward-
looking statements contained in this presentation to reflect the occurrence of events after the date of this presentation.
 This presentation includes non-GAAP financial measures. The required reconciliations to
GAAP financial measures are included on our website, www.templeinland.com.

Second Quarter 2010 Consolidated Results
Net income (loss) per share

Special items

Net income (loss) per share excluding
  special items
Q2 2010	Q1 2010	Q2 2009
$ 0.18	$ (0.04)	$ 0.61
0.01	0.03	(0.37)
$ 0.19	$ (0.01)	$ 0.24

Corrugated Packaging Segment
($ in Millions)
	Q2 2010	Q1 2010	Q2 2009
Revenues	$ 786	$ 752	$ 762
Costs and expenses	(723)	(706)	(671)
Segment operating income	$ 63	$ 46	$ 91
• Extended/Unanticipated Outages  $11
• Low Inventory/Supply Chain     9
      $20

Outages/Inventories
• Outages - $11 million
 – Rome extended outage
 – Maysville and Newport unscheduled outages
• Inventory/Supply Chain - $9 million
 – Well below practical minimum
 – Outside purchases, freight, waste

Key Input Cost Changes
Q2 2010 vs. Q1 2010 Q2 2010 vs. Q2 2009
Virgin Fiber OCC Energy Chemicals Freight

Corrugated Packaging Segment
TIN Average Box Price *
 * Average box price realization includes the impact of mix of business
2009
Q2 Q3 Q4 Q1 Q2
2010

Corrugated Packaging Segment
Box Shipments
 * Source: Fibre Box Association
2009
2010

Looking Forward
• 3rd Quarter
 – Higher prices
 – Box Plant Transformation
 – Less maintenance downtime
 – Lower seasonal volume

Building Products Segment
($ in Millions)
	Q2 2010	Q1 2010	Q2 2009
Revenues	$ 190	$ 153	$ 144
Costs and expenses	(175)	(162)	(147)
Segment operating income (loss)	$ 15	$ (9)	$ (3)

Housing Starts
TIN EBITDA
2006
2007
2008
2009
2010

Building Products Segment
Lumber
Price
2009
2010
  Q2  Q3  Q4 Q1 Q2
Volume
2009
2010
 Q2 Q3 Q4 Q1 Q2

Building Products Segment
Gypsum
Volume
2009
2010
 Q2  Q3  Q4  Q1 Q2
Price
 Q2 Q3  Q4 Q1 Q2
2009
2010

Particleboard
Volume
Building Products Segment
2009
2010
  Q2  Q3  Q4 Q1 Q2
 Q2 Q3  Q4  Q1  Q2
2009
2010

2010 Second Quarter
Financial Highlights
• Cash provided by operations $93 million in second quarter
 – Operations provided $75 million
 – Working capital was a source of $18 million
• Balance sheet
 – Long term debt $745 million at second quarter-end, down $19 million from first quarter-end
• Liquidity
 – New $600 million, 4-year revolving credit facility completed during second quarter
 – Committed credit facilities $925 million at quarter-end
 – Unused available borrowing capacity $718 million at quarter-end
• Expense related items
 – Interest expense $13 million in second quarter, down $4 million or 24%
 vs. year ago
 – General and administrative expenses $19 million in second quarter, consistent with prior guidance
• Cellulosic Biofuel

Our job is to be the best